UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on December 9, 2020. Each share of the Company’s common stock was entitled to one vote per share. A total of 29,195,476 shares of common stock representing 69.19% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting. The matters voted upon and the results of the vote are set forth below.

Proposal 1: Election of Directors.

Shareholders elected Jeff Garwood and Brian Ruden as Class B directors to serve for an initial term expiring at the Company 2022 annual meeting and thereafter serve for two year terms.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brain Ruden	16,490,173	508,319	12,196,984
Jeff Garwood	14,876,782	2,121,710	12,196,984

Proposal 2: Ratification of Appointment of Independent Auditors.

Shareholders approved the ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
27,979,691	0	881,252	N/A

Proposal 3: Approval of Amendment to Company’s 2017 Equity Incentive Plan

The shareholders approved the Amendment to the Company’s 2017 Equity Incentive Plan to allow the Board to reduce the exercise price of options issued under the Plan following the date of issuance without stockholder approval (the “Plan Amendment”)

For	Against	Abstentions	Broker Non-Votes
13,720,732	3,090,468	187,292	12,196,984

Proposal 4: Approval to cast an advisory vote to approve executive compensation (Say-on-Pay)

For	Against	Abstentions	Broker Non-Votes
14,035,169	2,383,789	579,537	12,196,984

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Amendment to 2017 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Justin Dye
Date: December 15, 2020		Justin Dye Chief Executive Officer

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